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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statement File Nos. 33-91366, 33-92490, 333-4961, 333-13909,
333-26597, 333-31421, 333-38875 and 333-39797.

                                       ARTHUR ANDERSEN LLP

Chicago, Illinois
November 11, 1997